Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 UNDER the Securities and Exchange Act of
1934, as amended

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of CPFL Energia S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2004 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2005

/s/ Wilson Ferreira Junior
Wilson Ferreira Junior
Chief Executive Officer

Date: June 29, 2005	/s/ José Antonio de Almeida Filippo
José Antonio de Almeida Filippo
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.